Exhibit 99.1

                         ALABAMA NATIONAL BANCORPORATION
                     ANNOUNCES SECOND QUARTER 2006 EARNINGS

FOR IMMEDIATE RELEASE - Birmingham, Alabama (July 19, 2006) -Alabama National BanCorporation ("ANB") (NASDAQ: ALAB) today announced earnings for the quarter ended June 30, 2006.

For the 2006 second quarter, ANB reported earnings of $19.3 million, up 19.3% from the 2005 second quarter. Diluted earnings per share of $1.02 were up 9.3% from the year ago quarter. Diluted cash earnings per share were $1.06, up 10.7% from the 2005 second quarter. Total revenue grew to $77.8 million in the 2006 second quarter, up 15.5% from $67.3 million in the year ago second quarter. ANB's taxable equivalent net interest margin was 3.97% for the 2006 second quarter, up 4 basis points from the 2005 second quarter and up 1 basis point from the first quarter of 2006.

"The second quarter continued our focus on the fundamentals of asset quality and growth," said John H. Holcomb, III, Chairman and CEO. "Credit quality continued to meet our standards, with minimal net charge-offs and continued low levels of non-performing assets. Loan growth during the second quarter was surprisingly strong and exceeded our expectations. The current flat yield curve will continue to pose challenges for our industry, but I am confident in our employees' ability to get our fair share of business in any environment."

The 2006 second quarter includes results from Florida Choice Bank, which was acquired at the beginning of April 2006. Its results are not included in prior periods. Florida Choice's information systems were converted to the ANB information technology platform during June 2006.

"I am proud of the successful system conversion for Florida Choice Bank completed during the second quarter," said Holcomb. "The conversion was the result of a lot of hard work by a great group of employees. Florida Choice's ability to continue excellent growth during the quarter while going through the completion of the merger and system conversion is a testament to the quality of our employees at this bank. We are also excited about the announcement in May of ANB's pending acquisition of The Peachtree Bank."

The acquisition of The Peachtree Bank is subject to certain conditions, including regulatory approvals and approval of the shareholders of the holding company of The Peachtree Bank.

Year-to-date earnings for the first six months of 2006 were $37.2 million, an increase of 17.4% over the $31.7 million in earnings reported for the same period in 2005. Diluted earnings per share for the first six months of 2006 were $2.04, up 11.9% from the $1.82 earned in the first half of 2005. Six months' 2006 cash earnings per diluted share of $2.12 were up 12.3% over 2005 levels.

Total assets at June 30, 2006 were $6.8 billion. Loans (excluding loans held for sale) grew to $4.81 billion, with ending deposits growing to $4.86 billion. Quarter-end share owners' equity was $687 million, or $36.86 per share, and tangible book value per share was $24.48.

During the 2006 second quarter, ANB recognized $108 thousand in net charge-offs, or an annualized rate of 0.01% of average loans. Combined with first quarter net charge-offs, ANB's year-to-date loss of $318 thousand represents a rate of 0.01% in net losses to average loans and leases. Quarter-end nonperforming assets were 0.13% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 1,080%.

ANB is a bank holding company operating 94 banking locations through eleven bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include:
First American Bank in north central Alabama; Alabama Exchange Bank in Tuskegee; and Bank of Dadeville. Florida subsidiaries are: Indian River National Bank in Vero Beach; First Gulf Bank, N.A. in Escambia County, Florida and Baldwin County, AL; Florida Choice Bank in central Florida; Community Bank of Naples, N.A.; Public Bank in metropolitan Orlando; CypressCoquina Bank in Ormond Beach; and Millennium Bank in Gainesville. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Commercial Mortgage Services including the origination of permanent commercial real estate mortgage loans for various lenders is provided by Byars and Company, a Division of First American Bank. Brokerage services are provided to customers through First American Bank's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.

Alabama National BanCorporation common stock is traded on the NASDAQ Global Select Market under the symbol "ALAB."

CONFERENCE CALL INSTRUCTIONS:

Alabama National will discuss financial results for the second quarter completed June 30, 2006 as well as its goals and general outlook for the remainder of 2006 in a conference call to be held Thursday, July 20, 2006 at 9:00 a.m. Central Time. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links:

                 www.alabamanational.com, under "In The News,"
                                       or
                                 www.viavid.net,

on July 20, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.

For live interactive access to the teleconference, please dial 1-800-967-7187 at 9:00 a.m. Central Time on July 20 enter Conference ID number 9549243. For those without Internet access, a telephonic replay will be available through August 19 by dialing 1-800-203-1112 and entering Conference ID number 9549243.

Many of the comparisons of financial data from period to period presented in the narrative of this release have been rounded from actual values reported in the attached selected unaudited financial tables. The percentage changes presented above are based on a comparison of the actual values recorded in the attached tables, not the rounded values.

This press release, including the attached selected unaudited financial tables which are a part of this release, contains financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). These "non-GAAP" financial measures are "cash earnings" (cash earnings per share), "tangible book value" (tangible book value per share), "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations, purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as earnings for the period (annualized for the quarterly or year-to-date period, as applicable) divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as earnings for the period (annualized for the quarterly or year-to-date period, as applicable) divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the company's performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached unaudited financial tables for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.

This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Contacts:
                  Alabama National BanCorporation

John H. Holcomb III                 William E. Matthews, V
Chairman of the Board and           Executive Vice President and
Chief Executive Officer             Chief Financial Officer
(205) 583-3648                      (205) 583-3650

                         ALABAMA NATIONAL BANCORPORATION
                        (Unaudited Financial Highlights)
            (in thousands, except per share amounts and percentages)

                                                                     Three Months Ended
                                                                          June 30,
                                                               -----------------------------     Percentage
                                                                    2006            2005         Change (b)
                                                               -------------   -------------   -------------
Net interest income                                            $      58,943   $      49,087            20.1%
Noninterest income                                                    18,810          18,229             3.2
Total revenue                                                         77,753          67,316            15.5
Provision for loan and lease losses                                    1,920           1,991            (3.6)
Noninterest expense                                                   46,275          40,715            13.7
Net income before income taxes                                        29,558          24,610            20.1
Income taxes                                                          10,241           8,415            21.7
Net income                                                     $      19,317   $      16,195            19.3

Weighted average common and common
 equivalent shares outstanding
  Basic                                                               18,806          17,184             9.4%
  Diluted                                                             18,984          17,394             9.1

Net income per common share
  Basic                                                        $        1.03   $         .94             9.0%
  Diluted                                                               1.02             .93             9.3

Cash earnings (a)
  Total                                                        $      20,203   $      16,717            20.9%
  Basic                                                                 1.07             .97            10.4
  Diluted                                                               1.06             .96            10.7

Cash dividends declared on
 common stock                                                  $        .375   $       .3375
Return on average assets                                                1.16%           1.17%
Return on average tangible assets                                       1.20            1.20
Return on average equity                                               11.33           11.93
Return on average tangible equity                                      17.06           16.66

                     Noninterest Income

Service charge income                                          $       4,011   $       4,154            (3.4)%
Investment services income                                               966             858            12.6
Wealth management income                                               5,364           4,920             9.0
Gain on sale of mortgages                                              2,661           3,417           (22.1)
Commercial mortgage banking income                                       284               -              NM
Gain on disposal of assets                                                32             283           (88.7)
Securities losses                                                       (516)              -              NM
Bank owned life insurance                                                798             745             7.1
Insurance commissions                                                    928             833            11.4
Other                                                                  4,282           3,019            41.8
                                                               -------------   -------------
Total noninterest income                                       $      18,810   $      18,229             3.2
                                                               =============   =============

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.

(b)  Percentage change based on actual not rounded values.

NM - Not meaningful

                                                                      Six Months Ended
                                                                          June 30,
                                                               -----------------------------     Percentage
                                                                    2006            2005         Change (b)
                                                               -------------   -------------   -------------
Net interest income                                            $     111,518   $      95,992            16.2%
Noninterest income                                                    37,739          35,012             7.8
Total revenue                                                        149,257         131,004            13.9
Provision for loan and lease losses                                    3,163           3,535           (10.5)
Noninterest expense                                                   89,248          79,376            12.4
Income before taxes and cumulative effect
 of accounting change                                                 56,846          48,093            18.2
Income taxes                                                          19,704          16,418            20.0
Net income before cumulative effect of accounting change              37,142          31,675            17.3
Cumulative effect of accounting change (net of tax)                       48               -              NM
Net income                                                            37,190   $      31,675            17.4

Weighted average common and common
 equivalent shares outstanding
  Basic                                                               18,074          17,178             5.2%
  Diluted                                                             18,252          17,391             5.0

Net income per common share
  Basic                                                        $        2.06   $        1.84            11.6%
  Diluted                                                               2.04            1.82            11.9

Cash earnings (a)
  Total                                                        $      38,616   $      32,756            17.9%
  Basic                                                                 2.14            1.91            12.0
  Diluted                                                               2.12            1.88            12.3

Cash dividends declared on
 common stock                                                  $         .75   $        .675
Return on average assets                                                1.19%           1.17%
Return on average tangible assets                                       1.22            1.20
Return on average equity                                               11.88           11.83
Return on average tangible equity                                      17.13           16.59

                               Noninterest Income

Service charge income                                          $       7,711   $       8,084            (4.6)%
Investment services income                                             1,830           2,003            (8.6)
Wealth management income                                              10,731           9,441            13.7
Gain on sale of mortgages                                              5,272           6,087           (13.4)
Commercial mortgage banking income                                     1,016               -              NM
Gain on disposal of assets                                               539             711           (24.2)
Securities (losses) gains                                             (1,250)             72              NM
Bank owned life insurance                                              1,540           1,399            10.1
Insurance commissions                                                  1,910           1,628            17.3
Other                                                                  8,440           5,587            51.1
                                                               -------------   -------------
Total noninterest income                                       $      37,739   $      35,012             7.8
                                                               =============   =============

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.

(b)  Percentage change based on actual not rounded values.

NM - Not meaningful

                                                                  June 30,      December 31,     Percentage
                                                                    2006            2005           Change
                                                               -------------   -------------   -------------
Total assets                                                   $   6,794,456   $   5,931,673            14.5%
Earning assets                                                     6,116,523       5,385,824            13.6
Securities (a)                                                     1,172,586       1,136,487             3.2
Loans held for sale                                                   17,517          14,940            17.2
Loans and leases, net of unearned income                           4,812,387       4,144,095            16.1
Allowance for loan and lease losses                                   60,739          52,815            15.0
Deposits                                                           4,855,970       4,343,264            11.8
Short-term borrowings                                                 87,800          34,700           153.0
Long-term debt                                                       445,576         369,246            20.7
Stockholders' equity                                                 687,091         571,879            20.1

(a)  Excludes trading securities

                             ASSET QUALITY ANALYSIS
                       (in thousands, except percentages)


                                                                    As of / For the Three Months Ended
                                                               ---------------------------------------------
                                                                  June 30,       March 31,        June 30,
                                                                    2006            2006            2005
                                                               -------------   -------------   -------------
Nonaccrual loans                                               $       5,625   $       3,524   $       6,949
Restructured loans                                                         -               -               -
Loans past due 90 days or more and
 still accruing                                                          -0-             -0-             -0-
Total nonperforming loans                                              5,625           3,524           6,949
Other real estate owned                                                  401             487             450
Total nonperforming assets                                             6,026           4,011           7,399
Total non performing assets as a
 percentage of period-end loans
 and other real estate (a)                                              0.13%           0.09%           0.19%
Allowance for loan and lease losses                                   60,739          53,848          49,687
Provision for loan and lease losses                                    1,920           1,243           1,991
Loans charged off                                                        513             505             529
Loan recoveries                                                          405             295             349
Net loan and lease losses                                                108             210             180
Allowance for loan and lease losses as a
 percentage of period-end loans and leases (a)                          1.26%           1.27%           1.29%
Allowance for loan and lease losses as a
 percentage of period-end
 nonperforming loans                                                1,079.80        1,528.04          714.30
Net losses to average loans and leases (annualized)                     0.01            0.02            0.02

                                                                  For the Six Months Ended
                                                                          June 30,
                                                               -----------------------------     Percentage
                                                                    2006            2005         Change (b)
                                                               -------------   -------------   -------------
Provision for loan and lease losses                            $       3,163   $       3,535           (10.5)%
Loans charged off                                                      1,018           1,018               -
Loan recoveries                                                          700             536            30.6
Net loan and lease losses                                                318             482           (34.0)
Net losses to average loans and leases (annualized)                     0.01%           0.03%

(a)  Excludes loans held for sale

                         TAXABLE EQUIVALENT YIELDS/RATES

                                                                             Three Months Ended
                                                               ---------------------------------------------
                                                                  June 30,       March 31,        June 30,
                                                                    2006            2006            2005
                                                               -------------   -------------   -------------
Interest income:
  Interest and fees on loans                                            7.75%           7.42%           6.48%
  Interest on securities:
    Taxable                                                             4.45            4.38            4.17
    Non-taxable                                                         6.41            6.55            6.54
  Total interest earning assets                                         7.10            6.78            5.91

Interest expense:
  Interest on deposits                                                  3.38%           3.02%           2.11%
  Interest on short-term borrowing                                      4.63            4.77            3.53
  Interest on long-term debt                                            5.00            4.71            4.12
  Total interest bearing liabilities                                    3.67            3.30            2.36
  Net interest spread                                                   3.43            3.48            3.55
  Net interest margin                                                   3.97            3.96            3.93

                                                                      Six Months Ended
                                                                          June 30,
                                                               -----------------------------
                                                                    2006            2005
                                                               -------------   -------------
Interest income:
  Interest and fees on loans                                            7.60%           6.36%
  Interest on securities:
    Taxable                                                             4.41            4.17
    Non-taxable                                                         6.47            6.39
  Total interest earning assets                                         6.95            5.80

Interest expense:
  Interest on deposits                                                  3.21%           1.98%
  Interest on short-term borrowing                                      4.68            3.54
  Interest on long-term debt                                            4.86            3.86
  Total interest bearing liabilities                                    3.49            2.22
  Net interest spread                                                   3.46            3.58
  Net interest margin                                                   3.97            3.93

                     STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                                                  June 30,      December 31,
                                                                    2006            2005
                                                               -------------   -------------
Stockholders' Equity:
  Equity to assets                                                     10.11%           9.64%
  Leverage ratio                                                        8.09            8.29
  Book value per common share (a)                              $       36.86   $       33.40
  Tangible book value per common share (a)(b)                          24.48           24.20
  Ending shares outstanding                                           18,641          17,124

(a) Includes a cumulative mark to market adjustment to equity of $(0.71) and $(0.52) per share at June 30, 2006 and December 31, 2005, respectively.

(b) Total equity reduced by intangible assets divided by common shares outstanding.

                              RECONCILIATION TABLE
            (in thousands, except per share amounts and percentages)

                                                               Three Months Ended                Six Months Ended
                                                                     June 30,                        June 30,
                                                          -----------------------------   -----------------------------
                                                              2006             2005           2006            2005
                                                          -------------   -------------   -------------   -------------
Net income                                                $      19,317   $      16,195   $      37,190   $      31,675
Amortization of intangibles, net of tax                             886             522           1,426           1,081
Cash earnings                                             $      20,203   $      16,717   $      38,616   $      32,756

Net income per common share - basic                       $        1.03   $        0.94   $        2.06   $        1.84
Effect of amortization of intangibles per share                    0.04            0.03            0.08            0.07
Cash earnings per common share - basic                    $        1.07   $        0.97   $        2.14   $        1.91

Net income per common share - diluted                     $        1.02   $        0.93   $        2.04   $        1.82
Effect of amortization of intangibles per share                    0.04            0.03            0.08            0.06
Cash earnings per diluted share                           $        1.06   $        0.96   $        2.12   $        1.88

Average assets                                            $   6,678,659   $   5,569,778   $   6,326,862   $   5,468,305
Average intangible assets                                      (229,375)       (154,708)       (193,489)       (155,058)
Average tangible assets                                   $   6,449,284   $   5,415,070   $   6,133,373   $   5,313,247

Return on average assets                                           1.16%           1.17%           1.19%           1.17%
Effect of average intangible assets                                0.04            0.03            0.03            0.03
Return on average tangible assets                                  1.20%           1.20%           1.22%           1.20%

Average equity                                            $     683,649   $     544,665   $     631,380   $     540,026
Average intangible assets                                      (229,375)       (154,708)       (193,489)       (155,058)
Average tangible equity                                   $     454,274   $     389,957   $     437,891   $     384,968

Return on average equity                                          11.33%          11.93%          11.88%          11.83%
Effect of average intangible assets                                5.73            4.73            5.25            4.76
Return on average tangible equity                                 17.06%          16.66%          17.13%          16.59%

                                                                      As of
                                                          -----------------------------
                                                             June 30,      December 31,
                                                               2006            2005
                                                          -------------   -------------
Book value                                                $     687,091   $     571,879
Intangible assets                                              (230,675)       (157,429)
Tangible book value                                       $     456,416   $     414,450

Book value per common share                               $       36.86   $       33.40
Effect of intangible assets per share                            (12.38)          (9.20)
Tangible book value per common share                      $       24.48   $       24.20

                ALABAMA NATIONAL BANCORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited)
                      (In thousands, except share amounts)

                                                                                      June 30,     December 31,
                                                                                        2006           2005
                                                                                    ------------   ------------
ASSETS
  Cash and due from banks .......................................................   $    210,442   $    189,256
  Interest-bearing deposits in other banks ......................................         22,616         19,428
  Federal funds sold and securities purchased under resell agreements ...........         90,430         70,472
  Trading securities, at fair value .............................................            987            402
  Investment securities (fair values of $624,923 and $576,424) ..................        651,789        591,153
  Securities available for sale, at fair value ..................................        520,797        545,334
  Loans held for sale ...........................................................         17,517         14,940
  Loans and leases ..............................................................      4,817,025      4,147,739
  Unearned income ...............................................................         (4,638)        (3,644)
                                                                                    ------------   ------------
  Loans and leases, net of unearned income ......................................      4,812,387      4,144,095
  Allowance for loan and lease losses ...........................................        (60,739)       (52,815)
                                                                                    ------------   ------------
  Net loans and leases ..........................................................      4,751,648      4,091,280
  Property, equipment and leasehold improvements, net ...........................        134,498        114,159
  Goodwill ......................................................................        214,151        148,071
  Other intangible assets, net ..................................................         16,524          9,358
  Cash surrender value of life insurance ........................................         80,162         74,593
  Receivable from investment division customers .................................         14,751          7,166
  Other assets ..................................................................         68,144         56,061
                                                                                    ------------   ------------
  Totals ........................................................................   $  6,794,456   $  5,931,673
                                                                                    ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits:
    Noninterest bearing .........................................................   $    795,701   $    729,045
    Interest bearing ............................................................      4,060,269      3,614,219
                                                                                    ------------   ------------
  Total deposits ................................................................      4,855,970      4,343,264
  Federal funds purchased and securities sold under repurchase agreements .......        651,519        545,337
  Accrued expenses and other liabilities ........................................         51,749         61,361
  Payable for securities purchased for investment division customers ............         14,751          5,886
  Short-term borrowings .........................................................         87,800         34,700
  Long-term debt ................................................................        445,576        369,246
                                                                                    ------------   ------------
  Total liabilities .............................................................      6,107,365      5,359,794

  Common stock, $1 par; 50,000,000 shares authorized; 18,640,742 and 17,124,316 shares issued at June 30, 2006 and
   December 31, 2005, respectively ..............................................         18,641         17,124
  Additional paid-in capital ....................................................        442,046        347,434
  Retained earnings .............................................................        239,655        216,144
  Accumulated other comprehensive loss, net of tax ..............................        (13,251)        (8,823)
                                                                                    ------------   ------------
  Total stockholders' equity ....................................................        687,091        571,879
                                                                                    ------------   ------------
  Totals ........................................................................   $  6,794,456   $  5,931,673
                                                                                    ============   ============

                               ALABAMA NATIONAL BANCORPORATION AND SUBSIDIARIES
                                CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                                    (In thousands, except per share data)

                                                                       For the three months        For the six months
                                                                          ended June 30,             ended June 30,
                                                                    -------------------------   -------------------------
                                                                        2006          2005          2006          2005
                                                                    -----------   -----------   -----------   -----------
INTEREST INCOME:
  Interest and fees on loans and leases .........................   $    91,857   $    61,054   $   169,095   $   116,220
  Interest on securities ........................................        12,924        12,224        25,054        24,326
  Interest on deposits in other banks ...........................           146            77           225           125
  Interest on trading securities ................................             8             5            19             9
  Interest on federal funds sold and securities purchased
   under resell agreements ......................................           993           713         1,725         1,237
                                                                    -----------   -----------   -----------   -----------
Total interest income ...........................................       105,928        74,073       196,118       141,917

INTEREST EXPENSE:
  Interest on deposits ..........................................        33,943        17,537        61,040        32,395
  Interest on federal funds purchased and securities sold
   under repurchase agreements ..................................         7,255         3,261        13,065         5,629
  Interest on short-term borrowings .............................           724           870         1,121         1,276
  Interest on long-term debt ....................................         5,063         3,318         9,374         6,625
 ................................................................   -----------   -----------   -----------   -----------
Total interest expense ..........................................        46,985        24,986        84,600        45,925
 ................................................................   -----------   -----------   -----------   -----------
Net interest income .............................................        58,943        49,087       111,518        95,992
Provision for loan and lease losses .............................         1,920         1,991         3,163         3,535
                                                                    -----------   -----------   -----------   -----------
Net interest income after provision for loan and lease losses ...        57,023        47,096       108,355        92,457

NONINTEREST INCOME:
  Securities (losses) gains .....................................          (516)            -        (1,250)           72
  Gain on disposition of assets .................................            32           283           539           711
  Service charges on deposit accounts ...........................         4,011         4,154         7,711         8,084
  Investment services income ....................................           966           858         1,830         2,003
  Wealth management income ......................................         5,364         4,920        10,731         9,441
  Gain on sale of mortgages .....................................         2,661         3,417         5,272         6,087
  Commercial mortgage banking income ............................           284             -         1,016             -
  Bank owned life insurance .....................................           798           745         1,540         1,399
  Insurance commissions .........................................           928           833         1,910         1,628
  Other .........................................................         4,282         3,019         8,440         5,587
                                                                    -----------   -----------   -----------   -----------
Total noninterest income ........................................        18,810        18,229        37,739        35,012

NONINTEREST EXPENSE:
  Salaries and employee benefits ................................        23,478        20,953        46,776        41,406
  Commission based compensation .................................         4,423         4,011         8,557         7,505
  Occupancy and equipment expenses ..............................         5,133         4,342         9,890         8,481
  Amortization of intangibles ...................................         1,320           769         2,116         1,594
  Other .........................................................        11,921        10,640        21,909        20,390
                                                                    -----------   -----------   -----------   -----------
Total noninterest expense .......................................        46,275        40,715        89,248        79,376
                                                                    -----------   -----------   -----------   -----------

Income before provision for income taxes and cumulative effect
 of accounting change ...........................................        29,558        24,610        56,846        48,093
Provision for income taxes ......................................        10,241         8,415        19,704        16,418
                                                                    -----------   -----------   -----------   -----------
Net income before cumulative effect of accounting change ........        19,317        16,195        37,142        31,675
Cumulative effect of accounting change (net of tax) .............             -             -            48             -
                                                                    -----------   -----------   -----------   -----------
Net income ......................................................   $    19,317   $    16,195   $    37,190   $    31,675
                                                                    ===========   ===========   ===========   ===========

Weighted average common shares outstanding:
  Basic .........................................................        18,806        17,184        18,074        17,178
                                                                    ===========   ===========   ===========   ===========
  Diluted .......................................................        18,984        17,394        18,252        17,391
                                                                    ===========   ===========   ===========   ===========

Earnings per common share before cumulative effect of
 accounting change:
  Basic .........................................................   $      1.03   $      0.94   $      2.05   $      1.84
                                                                    ===========   ===========   ===========   ===========
  Diluted .......................................................   $      1.02   $      0.93   $      2.03   $      1.82
                                                                    ===========   ===========   ===========   ===========

Earnings per common share:
  Basic .........................................................   $      1.03   $      0.94   $      2.06   $      1.84
                                                                    ===========   ===========   ===========   ===========
  Diluted .......................................................   $      1.02   $      0.93   $      2.04   $      1.82
                                                                    ===========   ===========   ===========   ===========

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                             Three Months 06/30/06                  Three Months 06/30/05
                                                     ------------------------------------   ------------------------------------
                                                       Average       Income/      Yield/      Average       Income/      Yield/
                                                       Balance       Expense       Cost       Balance       Expense       Cost
                                                     -----------   -----------   --------   -----------   -----------   --------
ASSETS:
Earning assets:
  Loans and leases (1) ...........................   $ 4,758,596   $    91,978       7.75%  $ 3,787,893   $    61,184       6.48%
  Securities:
    Taxable ......................................     1,089,534        12,087       4.45     1,119,105        11,639       4.17
    Tax exempt ...................................        79,355         1,268       6.41        54,335           886       6.54
  Cash balances in other banks ...................        12,555           146       4.66         9,836            77       3.14
  Funds sold .....................................        73,930           993       5.39        82,579           713       3.46
  Trading account securities .....................           814             8       3.94           379             5       5.29
                                                     -----------   -----------              -----------   -----------
      Total earning assets (2) ...................     6,014,784       106,480       7.10     5,054,127        74,504       5.91
                                                     -----------   -----------              -----------   -----------
Cash and due from banks ..........................       189,785                                169,650
Premises and equipment ...........................       131,942                                108,542
Other assets .....................................       402,259                                285,830
Allowance for loan and lease losses ..............       (60,111)                               (48,371)
                                                     -----------                            -----------
      Total assets ...............................   $ 6,678,659                            $ 5,569,778
                                                     ===========                            ===========

LIABILITIES:
Interest-bearing liabilities:
  Interest-bearing transaction accounts ..........   $ 1,145,632   $     7,651       2.68%  $   915,333   $     3,247       1.42%
  Savings deposits ...............................       936,041         6,061       2.60       896,612         3,167       1.42
  Time deposits ..................................     1,950,926        20,231       4.16     1,527,293        11,123       2.92
  Funds purchased ................................       634,029         7,255       4.59       483,536         3,261       2.71
  Other short-term borrowings ....................        62,783           724       4.63        98,924           870       3.53
  Long-term debt .................................       406,217         5,063       5.00       323,410         3,318       4.12
                                                     -----------   -----------              -----------   -----------
      Total interest-bearing liabilities .........     5,135,628        46,985       3.67     4,245,108        24,986       2.36
                                                     -----------   -----------              -----------   -----------
Demand deposits ..................................       773,744                               720,769
Accrued interest and other liabilities ...........        85,638                                59,236
Stockholders' equity .............................       683,649                               544,665
                                                     -----------                            -----------
      Total liabilities and stockholders' equity .   $ 6,678,659                            $ 5,569,778
                                                     ===========                            ===========

Net interest spread ..............................                                   3.43%                                  3.55%
                                                                                 ========                               ========
Net interest income/margin on
  a taxable equivalent basis .....................                      59,495       3.97%                     49,518       3.93%
                                                                                 ========                               ========
Tax equivalent adjustment (2) ....................                         552                                    431
                                                                   -----------                            -----------
Net interest income/margin .......................                 $    58,943       3.93%                $    49,087       3.90%
                                                                   ===========   ========                 ===========   ========

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.

(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                             Six Months 06/30/06                    Six Months 06/30/05
                                                     ------------------------------------   ------------------------------------
                                                       Average       Income/      Yield/      Average       Income/      Yield/
                                                       Balance       Expense       Cost       Balance       Expense       Cost
                                                     -----------   -----------   --------   -----------   -----------   --------
ASSETS:
Earning assets:
  Loans and leases (1) ...........................   $ 4,493,694   $   169,344       7.60%  $ 3,690,992   $   116,481       6.36%
  Securities:
    Taxable ......................................     1,079,285        23,627       4.41     1,120,771        23,180       4.17
    Tax exempt ...................................        67,408         2,162       6.47        54,782         1,736       6.39
  Cash balances in other banks ...................        10,137           225       4.48         9,629           125       2.62
  Funds sold .....................................        69,894         1,725       4.98        87,703         1,237       2.84
  Trading account securities .....................           904            19       4.24           345             9       5.26
                                                     -----------   -----------              -----------   -----------
      Total earning assets (2) ...................     5,721,322       197,102       6.95     4,964,222       142,768       5.80
                                                     -----------   -----------              -----------   -----------
Cash and due from banks ..........................       185,844                                166,102
Premises and equipment ...........................       123,415                                104,582
Other assets .....................................       353,164                                281,246
Allowance for loan and lease losses ..............       (56,883)                               (47,847)
                                                     -----------                            ----------
      Total assets ...............................   $ 6,326,862                            $ 5,468,305
                                                     ===========                            ===========

LIABILITIES:
Interest-bearing liabilities:
  Interest-bearing transaction accounts ..........   $ 1,087,705   $    13,445       2.49%  $   895,591   $     5,791       1.30%
  Savings deposits ...............................       917,604        11,174       2.46       893,916         5,805       1.31
  Time deposits ..................................     1,833,611        36,421       4.01     1,512,993        20,799       2.77
  Funds purchased ................................       608,120        13,065       4.33       454,708         5,629       2.50
  Other short-term borrowings ....................        48,349         1,121       4.68        72,671         1,276       3.54
  Long-term debt .................................       388,676         9,374       4.86       346,208         6,625       3.86
                                                     -----------   -----------              -----------   -----------
      Total interest-bearing liabilities .........     4,884,065        84,600       3.49     4,176,087        45,925       2.22
                                                     -----------   -----------              -----------   -----------

Demand deposits ..................................       730,340                                697,697
Accrued interest and other liabilities ...........        81,077                                 54,495
Stockholders' equity .............................       631,380                                540,026
                                                     -----------                            -----------
      Total liabilities and stockholders' equity .   $ 6,326,862                            $ 5,468,305
                                                     ===========                            ===========

Net interest spread ..............................                                   3.46%                                  3.58%
                                                                                 ========                               ========
Net interest income/margin on
 a taxable equivalent basis ......................                     112,502       3.97%                     96,843       3.93%
                                                                                 ========                               ========
Tax equivalent adjustment (2) ....................                         984                                    851
                                                                   -----------                            -----------
Net interest income/margin .......................                 $   111,518       3.93%                $    95,992       3.90%
                                                                   ===========   ========                 ===========   ========

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.

(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.